AB Variable Products Series Fund, Inc.

AB Balanced Hedged Allocation Portfolio

Portfolio of Investments

March 31, 2026 (unaudited)

Company	Shares		U.S. $ Value

INVESTMENT COMPANIES – 90.5%
Funds and Investment Trusts – 90.5%(a)
iShares Core MSCI EAFE ETF		239,500	$21,681,935
iShares Core MSCI Emerging Markets ETF		138,800	9,681,300
iShares Core S&P 500 ETF		74,800	48,860,108
iShares Core U.S. Aggregate Bond ETF(b)		232,900	23,119,983
Vanguard Mid-Cap ETF(b)		9,550	2,742,569
Vanguard Real Estate ETF(b)		32,400	2,873,880
Vanguard Total Bond Market ETF		313,000	23,049,320

Total Investment Companies (cost $107,790,189)			132,009,095

	Principal Amount (000)

INFLATION-LINKED SECURITIES – 3.6%
Inflation-Linked Securities – 3.6%
U.S. Treasury Inflation Index 0.125%, 01/15/2032 (TIPS)(c) (cost $5,737,081)	U.S.$	5,718	5,261,854

	Notional Amount

PURCHASED OPTIONS - PUTS – 2.2%
Options on Equity Indices – 2.2%
S&P 500 Index Expiration: Dec 2027; Contracts: 38; Exercise Price: USD 6,800.00; Counterparty: Morgan Stanley & Co., Inc.(d)	USD	25,840,000	2,470,380
S&P 500 Index Expiration: Dec 2027; Contracts: 11; Exercise Price: USD 6,700.00; Counterparty: Morgan Stanley & Co., Inc.(d)	USD	7,370,000	674,960

Total Purchased Options - Puts (premiums paid $2,688,520)			3,145,340

PURCHASED OPTIONS - CALLS – 1.6%
Options on Equity Indices – 1.6%
S&P 500 Index Expiration: Dec 2027; Contracts: 32; Exercise Price: USD 6,800.00; Counterparty: Morgan Stanley & Co., Inc.(d) (premiums paid $3,035,272)	USD	21,760,000	2,261,120

	Shares

COMMON STOCKS – 0.0%
Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Gazprom PJSC(d) (e) (f) (g)		31,460	0
LUKOIL PJSC(d) (e) (f) (g)		790	0

			0

Company	Shares	U.S. $ Value

Materials – 0.0%
Metals & Mining – 0.0%
MMC Norilsk Nickel PJSC (ADR)(d) (f) (g)	2,540	$0

Total Common Stocks (cost $272,698)		0

SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 3.50%(a) (h) (i) (cost $3,236,855)	3,236,855	3,236,855

Total Investments Before Security Lending Collateral for Securities Loaned – 100.1% (cost $122,760,615)		145,914,264

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%
Investment Companies – 0.0%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 3.50%(a) (h) (i) (cost $13,477)	13,477	13,477

Total Investments – 100.1% (cost $122,774,092)(j)		145,927,741
Other assets less liabilities – (0.1)%		(141,751)

Net Assets – 100.0%		$145,785,990

FUTURES

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
MSCI EAFE Futures	4	June 2026	$580,220	$(3,548)
S&P 500 E-Mini Futures	9	June 2026	2,956,838	(34,666)
U.S. T-Note 10 Yr (CBT) Futures	270	June 2026	29,982,656	(584,349)
Sold Contracts
E-Mini Russell 2000 Index Futures	3	June 2026	376,830	(795)
S&P Mid 400 E-Mini Futures	2	June 2026	679,300	(4,919)

				$(628,277)

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Represents entire or partial securities out on loan.
(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(d)	Non-income producing security.
(e)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Gazprom PJSC	09/28/2021-09/29/2021	$154,653	$0	0.00%
LUKOIL PJSC	06/29/2018-07/09/2021	61,154	0	0.00%

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(g)	Fair valued by the Adviser.
(h)	The rate shown represents the 7-day yield as of period end.
(i)	Affiliated investments.
(j)

As of March 31, 2026, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $27,092,905 and gross unrealized depreciation of investments was $(4,567,533), resulting in net unrealized appreciation of $22,525,372.

Currency Abbreviations:

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

MSCI – Morgan Stanley Capital International

PJSC – Public Joint Stock Company

TIPS – Treasury Inflation-Protected Security

AB Variable Products Series Fund, Inc.

AB Balanced Hedged Allocation Portfolio

March 31, 2026 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2026

Investments in Securities:	Level 1	Level 2	Level 3		Total
Assets:
Investment Companies	$132,009,095	$—	$—		$132,009,095
Inflation-Linked Securities	—	5,261,854	—		5,261,854
Purchased Options - Puts	—	3,145,340	—		3,145,340
Purchased Options - Calls	—	2,261,120	—		2,261,120
Common Stocks	—	—	0	(a)	—
Short-Term Investments	3,236,855	—	—		3,236,855
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	13,477	—	—		13,477

Total Investments in Securities	135,259,427	10,668,314	0	(a)	145,927,741
Other Financial Instruments(b):
Assets:	—	—	—		—
Liabilities:
Futures	(628,277)	—	—		(628,277)

Total	$134,631,150	$10,668,314	$0	(a)	$145,299,464

(a)	The Portfolio held securities with zero market value at period end.

(b)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

A summary of the Portfolio’s transactions in AB mutual funds for the three months ended March 31, 2026 is as follows:

Portfolio	Market Value 12/31/2025 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 03/31/2026 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$4,209	$5,526	$6,498	$3,237	$32
AB Government Money Market Portfolio*	30	3,471	3,488	13	2
Total	$4,239	$8,997	$9,986	$3,250	$34

*	Investments of cash collateral for securities lending transactions.